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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 13, 1999
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                     Mechanical Technology Incorporated
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           (Exact name of registrant as specified in its charter)

                                 New York
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       (State or other jurisdiction of incorporation or organization)

         0-6890                                      14-1462255
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 (Commission File Number)             (I.R.S. Employer Identification No.)

968 Albany-Shaker Road, Latham, New York                      12110
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (518) 785-2211
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Item 5.   Other Events.

	On April 13, 1999, Mechanical Technology Incorporated ("MTI") announced today that its common stock, currently traded on the OTC Electronic Bulletin Board, will begin trading on the Nasdaq National Market System (NMS) effective April 16, 1999. The stock will be traded under the symbol "MKTY."

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MECHANICAL TECHNOLOGY INCORPORATED

Date:   April 13, 1999               By:   /s/ Cynthia A. Scheuer
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                                           Cynthia A. Scheuer
                                           Chief Financial Officer